UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 8, 2018

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02.  Results of Operations and Financial Condition.

The information contained in Item 7.01 below, with respect the non-cash asset write-down in the fiscal year ended December 31, 2017 of Inogen, Inc. (the “Company”), is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure

Investor Conferences

The Company’s officers will participate in the J.P. Morgan 36th Annual Healthcare Conference in San Francisco on Tuesday, January 9, 2018 beginning at 10:30am PT, and the 20th Annual Needham Growth Conference in New York City on Thursday, January 17, 2018 at 11:20am ET.  During the conferences and in separate sessions with analysts and investors, our officers will refer to an updated slide presentation.  A copy of this updated slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Included in this updated slide presentation is an updated inside sales representative headcount of 263 as of December 31, 2017.   Interested parties can access the live audio webcast for both of these conference presentations from the Events section of the Investor Relations page on the Company’s website at www.inogen.com.

Tax Reform

On December 22, 2017, the Tax Cuts and Jobs Act (H.R. 1) (the “TCJA”) was signed into law.  Among other things, the TCJA reduced the U.S. corporate tax rate from 35% to approximately 21% beginning in 2018.  In addition, there are a number of other changes to the US corporate tax code included in TCJA.  The Company is still assessing the impact of these changes on its financial results and guidance at this time.  The Company’s previous guidance, furnished to the Securities and Exchange Commission in connection with its current report on Form 8-K on November 7, 2017 and the guidance furnished in Exhibit 99.1 hereto (collectively, the “Company Guidance”) did not take into account or reflect the changes in law set forth in the TCJA and the Company is not updating the Company Guidance at this time.

However, based on a preliminary assessment of the TCJA, the Company believes that its noncurrent deferred tax asset of $24.6 million as of September 30, 2017 and income tax receivable of $1.6 million as of September 30, 2017 will be revalued in accordance with the lower expected U.S. corporate tax rate beginning in 2018, which the Company expects will lead to a non-cash asset write-down in the fourth quarter of 2017.  Additionally, the Company expects a lower tax rate in 2018 compared to its assumptions included in the Company Guidance of approximately 37% before any adjustments for excess tax benefits recognized from stock-based compensation.   The Company expects to provide a more detailed explanation of the impact related to the TCJA in conjunction with the filing of its Annual Report on Form 10-K for the year ended December 31, 2017 and related disclosures.

The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements in this Form 8-K relate to, among other things, the impact and effect of the TCJA and any related interpretations, if and when issued, on the Company Guidance; the related estimates, assumptions and sensitivities on which the Company Guidance was based; the Company’s expectation for a lower corporate tax rate in 2018; the Company’s expectation of a non-cash asset write-down in connection with a revaluation of certain assets;  and the Company’s expectation to provide a more detailed explanation of the impact related to the TCJA in connection with the filing of its Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events, including the impact of the TCJA and the issuance of any related interpretations. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the year ended December 31, 2016 and in Inogen’s subsequent reports on Form 10-Q and Form 8-K, including Inogen's Quarterly Report on Form 10-Q for the period ended September 30, 2017. Unless otherwise indicated, these forward-looking statements speak only as of the date hereof.  Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Investor Presentation

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  January 8, 2018